SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2004

SYNBIOTICS CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 0-11303

California	95-3737816
(State or other jurisdiction of incorporation )	(I.R.S. Employer Identification No.)

11011 Via Frontera San Diego, California	92127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 451-3771

Item 5. Other Events

On March 15, 2004, we issued a press release announcing that the United States District Court for the Southern District of California (the “Court”) has issued a Temporary Restraining Order against Agen Biomedical Limited (“Agen”), preventing Agen’s canine heartworm diagnostic product from entering the United States market. The Court ordered that Agen, their directors, officers, employees, agents, servants, and all those in active concert or participation with them, are restrained from importing, making, using, selling, or offering for sale, in the United States, any canine heartworm kit containing the DI 16 872.5 monoclonal antibody manufactured or supplied by Agen. The Court ruled earlier that Synbiotics was likely to succeed on the merits of its claim that Agen’s canine heartworm diagnostic product, STATScreenTM CHW, which contains Synbiotics’ DI 16 872.5 monoclonal antibody, infringed Synbiotics’ United States Patent 4,789,631.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

a)	Financial statements of businesses acquired

Not applicable.

b)	Pro forma financial information

Not applicable.

c)	Exhibits

99	Press release dated March 15, 2004, entitled “Synbiotics Corporation Wins Temporary Restraining Order Against Agen Biomedical Limited”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNBIOTICS CORPORATION

Date: March 19, 2004	/s/ Keith A. Butler
Keith A. Butler
Vice President - Finance and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

EXHIBITS

TO

FORM 8-K

UNDER

SECURITIES EXCHANGE ACT OF 1934

SYNBIOTICS CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit
99	Press release dated March 15, 2004, entitled “Synbiotics Corporation Wins Temporary Restraining Order Against Agen Biomedical Limited.